UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2018

BEIGENE, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37686	98-1209416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited

94 Solaris Avenue, Camana Bay

Grand Cayman KY1-1108

Cayman Islands

(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On August 2, 2018, BeiGene, Ltd. (the “Company”) announced the pricing of its underwritten global offering (the “Offering”) of 65,600,000 of its ordinary shares, par value $0.0001 per share (the “Shares”), comprised of (i) 5,904,000 Shares (the “Hong Kong Shares”) for subscription by the public in Hong Kong (the “Hong Kong Offering”), representing 9% of the total number of Shares initially offered under the Offering, and (ii) 59,696,000 Shares (subject to the joint global coordinators’ option to purchase additional Shares mentioned below) (the “Global Shares”) inside and outside of the United States (the “Global Offering”), representing 91% of the total number of Shares initially offered in the Offering.  The Shares are being offered to the public at a price of HK$108.00 per Share, or approximately US$13.76 per Share based on an assumed exchange rate of HK$7.8478 to US$1.00.  The gross proceeds to the Company from the Offering, before deducting underwriting discounts and commissions and other offering expenses, are expected to be approximately HK$7.08 billion, or approximately US$903 million. In addition, the Company has granted to the joint global coordinators in the Offering a 30-day option to purchase up to 9,840,000 additional Shares. The Shares are expected to begin trading on the Main Board of The Stock Exchange of Hong Kong Limited (the “SEHK”) on August 8, 2018 under the stock code “06160.” The Offering is expected to close on the same day, subject to customary closing conditions.

The Hong Kong Offering is being made pursuant to a Form A1 listing application submitted to the SEHK. The Global Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-218301), including the prospectus dated May 26, 2017, as supplemented by a prospectus supplement dated July 27, 2018, filed with U.S. Securities and Exchange Commission (the “SEC”) on July 27, 2018.

The Company’s American Depositary Shares (“ADSs”) are currently listed on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “BGNE.” Each ADS represents 13 ordinary shares. Following the Offering, the Company’s securities will be dual listed, with its ordinary shares and ADSs listed on the SEHK and the NASDAQ, respectively.

In connection with the Global Offering, on August 2, 2018, the Company entered into an International Underwriting Agreement (the “International Underwriting Agreement”) with the international underwriters named therein (collectively, the “International Underwriters”).  In the International Underwriting Agreement, the Company makes certain customary representations, warranties and covenants and also agrees to indemnify the International Underwriters against certain liabilities.

The foregoing description of certain terms of the International Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the International Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

The representations and warranties and other statements in the International Underwriting Agreement (1) speak only as to the date on which they were made, and may be modified or qualified by disclosures, agreements or understandings among the parties, which the parties believe are not required by the securities laws to be publicly disclosed, and (2) may be subject to a different materiality standard than the standard that is applicable to disclosures to investors. Moreover, it was advised that information concerning the subject matter of the representations and warranties and other statements made in the International Underwriting Agreement would likely change after the execution date of such agreement, and subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely upon representations and warranties and other statements in the International Underwriting Agreement as factual characterizations of the actual state of affairs of the Company. Investors should instead look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

Item 8.01                                           Other Events.

On August 2, 2018, the Company issued a press release announcing that it had priced the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed.

This communication is neither an offer to sell nor a solicitation of an offer to buy, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01              Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

1.1	International Underwriting Agreement, dated as of August 2, 2018, by and among the Company and the international underwriters named therein
5.1	Opinion of Mourant Ozannes regarding the issuance of ordinary shares being registered
8.1	Opinion of Mourant Ozannes regarding certain Cayman Islands tax matters (included in Exhibit 5.1)
8.2	Opinion of Fangda Partners regarding certain PRC tax matters
23.1	Consent of Mourant Ozannes (included in Exhibits 5.1 and 8.1)
23.2	Consent of Fangda Partners (included in Exhibit 8.2)
99.1	Press Release issued on August 2, 2018

Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed or furnished herewith contain forward-looking information about the Company within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein and therein which do not describe historical facts, including, among others, statements relating to the Company’s expectations regarding the expected timing for completion of the Offering and listing of the Shares on the SEHK; the Company’s expectations with respect to the joint global coordinators’ exercise of their 30-day option to purchase additional Shares; the Company’s expected use of proceeds from the Offering; statements regarding the potential approval and commercialization of the Company’s core product candidates; and statements in the materials filed herewith identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, (1) the possibility that the closing conditions will not be met and/or that the parties will be unable to consummate the Offering on the anticipated terms or at all; (2) market conditions; (3) that the Offering expenses will be more than planned; (4) that the Company or the International Underwriters will fail to fully perform their respective obligations under the International Underwriting Agreement; and (5) other risks identified in the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 and subsequent filings with the SEC, including the Company’s Current Report on Form 8-K filed on July 24, 2018. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

*    *    *

Exhibit Index

Exhibit No.	Description

1.1	International Underwriting Agreement, dated as of August 2, 2018, by and among the Company and the international underwriters named therein
5.1	Opinion of Mourant Ozannes regarding the issuance of ordinary shares being registered
8.1	Opinion of Mourant Ozannes regarding certain Cayman Islands tax matters (included in Exhibit 5.1)
8.2	Opinion of Fangda Partners regarding certain PRC tax matters
23.1	Consent of Mourant Ozannes (included in Exhibits 5.1 and 8.1)
23.2	Consent of Fangda Partners (included in Exhibit 8.2)
99.1	Press Release issued on August 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2018	BEIGENE, LTD.

	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel